UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2024

PROCACCIANTI HOTEL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56272	81-3661609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1140 Reservoir Avenue

Cranston, Rhode Island 02920-6320

(Address of principal executive offices)

(401) 946-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01 Other Events.

Determination Regarding Alternative Liquidity Capital Mini-Tender Offer

On May 7, 2024, the board of directors (the “Board”) of Procaccianti Hotel REIT, Inc. (the “Company”) determined to recommend that the Company’s stockholders reject the unsolicited “mini-tender” offer by Alternative Liquidity GP LLC through its affiliate, Alternative Liquidity Index LP (collectively, “Alternative Liquidity Capital”), for up to 175,620 shares of the Company’s Class K common stock (the “Class K Shares”) and 61,825 shares of the Company’s Class K-I common stock (the “Class K-I Shares”, and together with the Class K Shares, the “Shares”), which is approximately 4.5% of all outstanding Class K Shares and 4.5% of all outstanding Class K-I Shares, or approximately 4.0% of all issued and outstanding common stock of the Company. The Company wishes to inform its stockholders that it does not endorse Alternative Liquidity Capital’s unsolicited mini-tender offer and recommends that stockholders do not tender their Shares. Stockholders who have already tendered their Shares may withdraw them at any time prior to 11:59 p.m., New York City Time, on June 21, 2024, unless extended by Alternative Liquidity Capital, in accordance with Alternative Liquidity Capital’s offering documents.

The Company is circulating a letter to stockholders, furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, that sets forth the reasons the Board recommended stockholders reject the tender offer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Letter to Stockholders of the Company from James A. Procaccianti, Chief Executive Officer, President and Chairman of the Board of Directors of the Company, dated as of May 8, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCACCIANTI HOTEL REIT, INC.

Date: May 8, 2024	By:	/s/ Gregory Vickowski
Gregory Vickowski
Chief Financial Officer